UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2018

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

8.01     Other Events.

On December 13, 2018, the Board of Directors of Business First Bancshares, Inc. (“Business First”) approved a stock repurchase program which authorizes Business First to repurchase shares of its common stock with an aggregate purchase price of up to $15,000,000 from time to time, subject to certain limitations and conditions. The stock repurchase program is effective immediately and will continue for a period of 24 months. The stock repurchase program does not obligate Business First to repurchase any shares of its common stock and there is no assurance that Business First will do so. A copy of Business First’s press release announcing the stock repurchase program is attached to this Form 8-K as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Repurchases under the program may be effected through open market or privately negotiated transactions. Any open market repurchases will be conducted in accordance with the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements. The number, price and timing of the repurchases, if any, will be at the sole discretion of Business First’s management and will depend on a number of factors, including compliance with applicable laws and regulations, general market and economic conditions, the financial and regulatory condition of Business First and Business First Bank, Business First’s liquidity needs and other factors.

9.01     Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Business First Bancshares, Inc., dated December 14, 2018

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Business First cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement and Business First undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2017, and otherwise in our reports and filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 14, 2018

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Business First Bancshares, Inc., dated December 14, 2018